SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                           STRUTHERS INDUSTRIES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     0-2707                    73-074655
           --------                     ------                    ---------
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


                             c/o Chapter 11 Trustee,
    Utica Plaza Building, 2100 S. Utica Ave. Suite 300, Tulsa, Oklahoma 74114
    -------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 747-6500

<PAGE 1>
Item 3.  Bankruptcy or Receivership

         As previously reported, on March 9, 1998, the Registrant filed a voluntary petition in the United States Bankruptcy Court for the Northern District of Oklahoma, Case No. 98-00882-R, seeking to reorganize under Chapter 11 of the United States Bankruptcy Code. On March 20, 1998, the Bankruptcy Court ordered the appointment of an Examiner, P. David Newsome, Jr., to investigate and report on matters concerning the Registrant's business and affairs. The Bankruptcy Court commenced a hearing on March 31, 1998, which was completed on April 2, 1998, to consider a creditor request seeking appointment of a trustee to administer the Registrant's operations and reorganization. At the conclusion of the hearing on April 2, 1998, the Court ordered the appointment of a Chapter 11 trustee and on April 3, 1998, approved the appointment of Neal Tomlins, Esq., as Chapter 11 Bankruptcy Trustee for the Registrant (the "Trustee").

Item 5.  Other Events

A.       The January 31, 1999 Motion
         ---------------------------

         Background
         ----------
                  On January 31, 1999, following extended discussions and negotiations between the Trustee and Patrick J. Malloy, III, the Chapter 7 Trustee appointed for WINCO Corp. ("WINCO," a corporation that has claimed to be the majority shareholder of the Registrant), the Trustee, the WINCO trustee, and WINCOM Corp. ("WINCOM," at the time a wholly-owned subsidiary of the Registrant) jointly filed a "Motion to
         (i) Approve Compromise and Settlement Between Struthers Industries, Inc., WINCOM Corp. and WINCO Corp., (ii) Approve the Transfer of Stock of WINCOM Corp., (iii) Substantively Consolidate WINCOM Corp. into WINCO Corp., (iv) Approve the Release and Allowance of Claims, and (v) For Other Relief" (the "January 31, 1999 Motion"). A copy of the January 31, 1999 Motion is filed herewith as Exhibit 1. Additionally, a copy of the First Amendment to Settlement Motion is filed herewith as
         Exhibit 1/A.

         Conditions to the January 31, 1999 Motion
         -----------------------------------------
                  Pursuant to the January 31, 1999 Motion, the Trustee, WINCOM, and the trustee for WINCO requested that the Bankruptcy Court approve the settlement of Adversary Case No. 99-0007-R (the "Adversary Proceeding") in which the equity security interests of the Registrant held by WINCO are sought to be canceled on the following terms and conditions:

                    1. The release of all claims against the Registrant's bankruptcy estate by WINCO and WINCOM;

                    2. The transfer by the Registrant of all outstanding common stock of WINCOM to WINCO and the substantive consolidation of WINCOM into WINCO;

<PAGE 2>
                    3. The cancellation of all outstanding common stock or other equity interests of the Registrant held or owned by WINCO, and the cancellation of any conversion rights that holders of WINCOM common or preferred stock may have with respect to any equity interests in the Registrant;

                    4. The allowance of the Registrant's unsecured claim in each of the WINCOM and WINCO bankruptcy estates in the amount of $3,000,000 (which claims relate solely to intercompany debt claims asserted by the Registrant against WINCO and WINCOM), and the agreement regarding the classification of such claim in any plan of reorganization proposed by the WINCO trustee and by the future WINCOM trustee; and

                    5.   The   dismissal  of  the  Adversary   Proceeding   with
                         prejudice.

         Terms of the January 31, 1999 Motion
         ------------------------------------
                  Pursuant to the January 31, 1999 Motion and after Bankruptcy Court approval, the following would occur:

                    A. The Registrant would transfer its WINCOM stock (as-is, where-is, without warranty of title) to WINCO, and would have allowed for its benefit an unsecured $3,000,000 claim against each of the WINCOM and WINCO bankruptcy estates.

                    B. In exchange for the transfer of the WINCOM stock, all outstanding common stock or other equity interests in the Registrant held by WINCO will be canceled and any conversion rights held by WINCOM common stockholders or preferred stockholders with respect to any equity interests in the Registrant will also be canceled. Further, the Registrant will be relieved from any and all claims of WINCO or WINCOM against the Registrant's bankruptcy estate.

                    C. After transfer of the WINCOM stock described above, WINCOM and WINCO would be substantively consolidated into WINCO, and the consolidation of the Registrant's separate unsecured $3,000,000 claims into a single $3,000,000 unsecured claim against the consolidated bankruptcy estates.

                    D. The Trustee will resign from his positions as President and Director of WINCOM (which positions he has held since his appointment as Trustee of the Registrant), and WINCOM shall release and hold harmless the Trustee from his actions while serving in such capacity.

<PAGE 3>
                  The approval of the January 31, 1999 Motion by the Bankruptcy Court will not affect certain specific claims identified below, however.

                    I. Among the claims against the Registrant's and WINCO's bankruptcy estates are claims related to debentures ("Debentures") issued by the Registrant pursuant to Regulation S of the Securities Act of 1933, as amended. Further, the Registrant (and the Debenture holders) may assert claims against the WINCO bankruptcy estate regarding the alleged wrongful receipt and/or dissipation of the Debenture proceeds under various theories (the "WINCO Debenture Claims"). Nothing in the January 31, 1999 Motion is intended to relate to or effect a release of (i) any claims held by the Debenture holders against the Registrant's bankruptcy estate, (ii) the WINCO Debenture Claims of the Registrant and/or the Debenture holders, or (iii) any claims held by the Registrant or the Debenture holders (or any other party) against Nelson, Mullins, Riley & Scarborough, L.L.P., and its employees, agents or affiliates.

                    II. Among the claims against the WINCO bankruptcy estate are those claims held by the Registrant which are related to the 1996 transaction in which the Registrant acquired all of the WINCOM common stock and WINCO acquired a majority of Registrant's common stock (the "WINCOM Transaction Claims"). If approved, the January 31, 1999 Motion would release the WINCO Debenture Claims and the WINCOM Transaction Claims held by each of the Debenture holders or the Registrant against the WINCO bankruptcy estate, but the January 31, 1999 Motion would not prejudice the rights of any other party who is or becomes liable for the payment of some or all of the WINCO Debenture Claims or the WINCOM Transaction Claims to assert such claims against the WINCO bankruptcy estate.

                    III. The claims held by the Registrant  and/or the Debenture holders against any other party not expressly released pursuant to the January 31, 1999 Motion, including but not limited to Nelson, Mullins, Riley & Scarborough, L.L.P., BDO Seidman, L.L.P., and Logan Throop & Company, would remain unaffected by the January 31, 1999 Motion.

         Approval of the January 31, 1999 Motion
         ---------------------------------------
                  At a hearing on the January 31, 1999 Motion held on March 4, 1999, at 10:00 a.m., the Bankruptcy Court approved the January 31, 1999 Motion. Consequently, the Bankruptcy Court entered an order approving the January 31, 1999 Motion on March 25, 1999. A copy of the Order is filed herewith as Exhibit 2.

<PAGE 4>
B.       The June 30, 1999 Letter of Intent
         ----------------------------------

         Background
         ----------
                  On June 30, 1999, following extended discussions and negotiations, the Registrant and Empire Technology Corporation ("Empire") each agreed to and accepted the terms of that certain letter agreement dated May 28, 1999 (the "Letter Agreement"). In accordance with the Letter Agreement, the Registrant and Empire jointly agreed to prepare and submit a plan of reorganization for the Registrant pursuant to which certain existing equity interests in Registrant would be retained (subject to dilution) and new equity interests in the reorganized Registrant ("Reorganized Registrant") would be issued to Empire as dictated by the terms of the Letter Agreement outlined below. A copy of the Letter Agreement is filed herewith as Exhibit 3.

         Conditions to the Transactions described in the Letter Agreement
         ----------------------------------------------------------------
                   Consummation of the transactions contemplated under the Letter Agreement will be subject to a number of conditions precedent, including, without limitation, the following:

                    1. Negotiation and execution of a definitive merger agreement (the "Agreement") between Registrant and Empire, including therein such representations, warranties, covenants, and closing conditions as shall be customary in a transaction of this type;

                    2. Completion of a financing to provide a $250,000 line of credit for working capital and sufficient funds to pay the cash requirements on the effective date of a Plan of Reorganization (the "Plan"), including administrative and priority claims;

                    3. Completion of a thorough due diligence investigation of the business, financial conditions, liabilities, and prospects of the Registrant, which shall be satisfactory in all respects to Empire and its representatives and which shall be materially completed prior to finalizing the Agreement;

                    4. Entry of a final order by the Court confirming the Plan and authorizing the transactions contemplated by the Letter Agreement (the "Confirmation Order"), which Plan and Confirmation Order shall be in form and substance reasonably satisfactory to Empire;

                    5. Empire's capitalization of the Reorganized Registrant on or before the effective date at a level sufficient to meet the minimum standards required for listing on The NASDAQ Stock Market;

                    6. Certain audit requirements imposed on the Registrant through December 31, 1998 being acceptable to Empire, in its sole discretion;

<PAGE 5>
                    7. Empire's claims against the Registrant's estate being allowed in full, and not subject to review, reconsideration, or modification by the Trustee or creditors of the bankruptcy estate, nor subject to setoff or recoupment for any reason without Empire's consent; and

                    8. All claims, rights, and causes of action against Empire being irrevocably waived and released.

                  Additionally, in order to issue common stock of the surviving or successor corporation under the Plan, pursuant to the Code Section 1145 exemption, a statutory merger of Registrant with Empire must be effected simultaneously with the closing, with the Reorganized Registrant as the surviving corporation of such merger.

         Terms of the Letter Agreement
         -----------------------------
                  Pending confirmation of the Plan, Empire will commit to lend up to $250,000 to the Registrant's bankruptcy estate under a line of credit at a market interest rate (the "Financing"). The proceeds of the Financing would be used to (a) pay the pre-petition debt of Chase Mellon Shareholder Services, L.L.C. in order to allow the Registrant to continue to utilize its services as transfer agent for the Registrant's publicly traded securities, and (b) pay certain administrative expenses of the Registrant's bankruptcy case (i.e., fees of the Examiner, Chapter 11 Trustee, the United States Trustee and their professionals). The loan would be secured by a first lien on all unencumbered assets of the Registrant's bankruptcy estate, including pending lawsuit claims, and other causes of action, in addition to a junior lien on all presently encumbered assets. Further, Empire would be granted a limited "superpriority" administrative expenses status, meaning that no other administrative claim could be paid ahead of Empire's loan.

                  The Plan Term Sheet attached to the Letter Agreement and made a part thereof sets forth the proposed treatment of the various classes of the Registrant's creditors in the Plan. Empire anticipates that not more than $250,000 in cash will have to be paid in connection with the Plan to (a) pay administrative claims, (b) pay that portion of priority claims required to be paid on the Plan effective date, (c) pay or reinstate miscellaneous secured claims, and (d) pay miscellaneous transaction costs and expenses. The Letter Agreement provides that the Plan Term Sheet is subject to amendment and modification during the course of the proceeding with the consent of Empire and the Trustee.

                  The Letter Agreement contemplates that the Plan will establish a Creditor Trust that will hold all assets of the estate remaining as of the effective date of the Plan (the "Effective Date"), including avoidance actions of the Registrant, stock in the Liberal Hull Company, and real estate located in Liberal, Kansas, subject to liens in favor of Empire securing the Financing (unless the Financing has been paid or otherwise satisfied pursuant to the Plan). Allowed unsecured claims, including trade creditors, will receive a pro rata distribution from the Creditor Trust after payment of all claims (including the

<PAGE 6>
         Financing) secured by Creditor Trust assets. Holders of allowed unsecured claims will be offered the right to assign their ratable interest in the Creditor Trust to the Reorganized Debtor in exchange for common stock of the Reorganized Registrant, at a price to be determined by the Plan.

                  Pursuant to the Letter Agreement, it is intended that the aggregate number of shares of common stock of the Reorganized Registrant to be issued and outstanding on the Effective Date of the Plan, after the transactions contemplated by the Agreement (the "Fully Diluted Equity") shall be exempt from the registration requirements of the federal Securities Act of 1933, as amended, pursuant to the Section 1145 exemption of the Code; provided, however, that the Fully Diluted Equity shall be subject to dilution after the Effective Date of the Plan. It is anticipated that the Fully Diluted Equity of the Reorganized Registrant will be allocated approximately as follows:

                    1. Merger with Empire. Upon consummation of the contemplated statutory merger, shareholders of Empire will acquire common stock of the Reorganized Registrant. Empire shareholders will own not less than 95% of the Fully Diluted Equity of the Reorganized Registrant on account of such merger.

                    2. Existing Shareholders. Allowed Equity Interests (common stock of the Registrant held as of the Petition Date, other than that held by insiders, affiliates, and others to whom the Trustee, Empire, or other interested parties seek and obtain disallowance or subordination) will be retained by the holder of record as of a record date to be established by the Plan, subject to a reverse split which, in the aggregate, reduces Allowed Equity Interests to not more than 5% of the Fully Diluted Equity of the Reorganized Registrant.

                  The Letter Agreement is not binding upon the parties and is subject to change. No assurance can be given that the transactions described in the Letter Agreement will be consummated or approved by the Bankruptcy Court.

         Approval of the Letter Agreement
         --------------------------------
                  As of the date of the submission of this Form 8-K, the Plan has not been submitted to the Bankruptcy Court. Consequently, the Bankruptcy Court has yet to approve the Letter Agreement or the Plan.

Item 7.  Financial Statements and Exhibits.

                    (a) A copy of the Motion to (i) Approve Compromise and Settlement Between Struthers Industries, Inc., WINCOM Corp. and WINCO Corp., (ii) Approve the Transfer of Stock of WINCOM Corp., (iii) Substantively Consolidate WINCOM Corp. into WINCO Corp., (iv) Approve the
<PAGE 7>
                         Release and Allowance of Claims, and (v) For Other Relief, is filed herewith as Exhibit 1.

                    (b) A copy of the First Amendment to Settlement Motion is filed herewith as Exhibit 1/A.

                    (c) A copy of the Order approving the Motion is filed herewith as Exhibit 2.

                    (d)  A copy of the Letter  Agreement  is filed  herewith  as
                         Exhibit 3.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          STRUTHERS INDUSTRIES, INC.


Date: July 26, 1999               By: /s/ Neal Tomlins, Esq.
                                     -------------------------------------------
                                          Neal Tomlins, Esq., Chapter 11 Trustee


<PAGE EX1-1>
                                    Exhibit 1
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF OKLAHOMA


IN RE:                                          )
                                                )
STRUTHERS INDUSTRIES, INC.,                     )
                                                )        Case No. 98-00882-R
                                       Debtor.  )        (Chapter 11)
                                                )
Employer's Tax Identification                   )
Number:  73-0746455                             )


  MOTION TO (i) APPROVE COMPROMISE AND SETTLEMENT BETWEEN STRUTHERS INDUSTRIES, INC., WINCOM CORP. AND WINCO CORP., (ii) APPROVE THE TRANSFER OF STOCK OF WINCOM
   CORP., (iii) SUBSTANTIVELY CONSOLIDATE WINCOM CORP. INTO WINCO CORP., (iv)
     APPROVE THE RELEASE AND ALLOWANCE OF CLAIMS, AND (v) FOR OTHER RELIEF

         Struthers  Industries,  Inc., by and through its duly appointed Chapter

11  Trustee  ("Struthers"),  WINCOM  Corp.,  debtor  and  debtor  in  possession

("WINCOM") and WINCO Corp., by and through its duly appointed  Chapter 7 Trustee

("WINCO") hereby move the Court to approve several matters involving these three bankruptcy estates.  This Motion seeks approval for the following:

          (a)  Settlement  of  Adversary  Case  No.  99-0007-R  (the  "Adversary

     Proceeding");

          (b) The release of all claims against the Struthers  bankruptcy estate by WINCOM and WINCO;

          (c) The transfer by Struthers of all of the  outstanding  common stock of WINCOM to WINCO and the substantive consolidation of WINCOM into WINCO;

<PAGE EX1-2>

          (d) The cancellation of all outstanding common stock of Struthers held or owned by WINCO or WINCOM;

          (e) The  allowance of an  unsecured  claim to Struthers in each of the

     WINCOM and WINCO  bankruptcy  estates in the amount of  $3,000,000  related solely to intercompany  debt claims asserted by Struthers against WINCO and

     WINCOM;

          (f) The dismissal of the Adversary Proceeding with prejudice;

          (g) An  agreement  on the  classification  of the  unsecured  claim of

     Struthers in any plan of reorganization  proposed by Patrick J. Malloy, III as the WINCOM and/or WINCO bankruptcy trustee;

          (h) The  release  and  indemnification  of the  Struthers  Trustee (as hereafter defined) for serving as the president of WINCOM;

          (i) The cancellation of conversion rights (if any) that all holders of

     WINCOM  common or preferred  stock may have for Struthers  equity  security interests;

          (j) The  disallowance  of certain  claims and the  declarative  relief described in paragraph 20 below; and

          (k)  Consummation of the  transactions  described above.

     In support of this Motion, Struthers, WINCO and WINCOM present to the Court the following:

     1. On March 9, 1998,  the  management  of  Struthers  commenced a voluntary

Chapter  11  bankruptcy  case in the  United  States  Bankruptcy  Court  for the

Northern  District  of  Oklahoma  in Tulsa,  Oklahoma.  At the  conclusion  of a multi-day  hearing on April 2, 1998,  the  Bankruptcy  Court  determined  that a

Chapter 11 trustee  should be appointed  for  Struthers.  On April 3, 1998,  the

Bankruptcy  Court  appointed  Neal  Tomlins,  Esq. as the Chapter 11 trustee for

Struthers (hereafter, the "Struthers Trustee").

<PAGE EX1-3>

     2. On March 30, 1998, the management of WINCO commenced a voluntary Chapter

11  bankruptcy  case in the  United  States  Bankruptcy  Court  for the  Central

District of California.  Thereafter,  the Bankruptcy Court determined that venue of the WINCO  bankruptcy case was proper in the United States  Bankruptcy  Court for the  Northern  District  of  Oklahoma  in Tulsa,  Oklahoma  and the case was transferred to Tulsa, Oklahoma.  Thereafter,  on May 21, 1998, the Court entered an Order  converting  the WINCO  bankruptcy  case to one under  Chapter 7 of the

Bankruptcy Code.  Patrick J. Malloy,  III was appointed as the Chapter 7 trustee for WINCO (hereafter, the "WINCO Trustee").

     3. On May 28, 1998, the Struthers  Trustee commenced a voluntary Chapter 11 bankruptcy case for its wholly-owned subsidiary,  WINCOM. Since the commencement of the WINCOM  bankruptcy case, the Struthers Trustee has managed the affairs of

WINCOM.

     4. WINCO may claim to be the majority shareholder of Struthers.  On January

12, 1999, the Adversary Proceeding was commenced against WINCO. In the Adversary

Proceeding, the equity security interests of WINCO are sought to be subordinated to the equity interests of all other Struthers shareholders.

     5. The Struthers Trustee, WINCOM and the WINCO Trustee desire to settle the

Adversary  Proceeding  and to  resolve  several  disputes  between  the  various bankruptcy estates. The Struthers Trustee,  WINCOM and the WINCO Trustee believe that the approval of this Motion by the  Bankruptcy  Court will  facilitate  the filing of plans of reorganization  for the Struthers,  WINCOM and WINCO estates.

The settlement is described in the paragraphs hereafter.

     6. Prior to September 1996, WINCOM was a wholly-owned  subsidiary of WINCO.

In September  1996, a transaction  was completed that resulted in WINCO becoming the  majority  shareholder  of  Struthers  and WINCOM  becoming  a  wholly-owned subsidiary of Struthers.

<PAGE EX1-4>

     7. After due and careful consideration, the Struthers Trustee and the WINCO

Trustee  have  determined  that it  would  be in the  best  interests  of  their respective estates to, among other things described below, transfer the stock in

WINCOM to WINCO (as-is,  where-is,  with no warranty of title), to substantively consolidate WINCOM into WINCO, to allow Struthers to be relieved from any claims or equity security interests of WINCO or WINCOM against the Struthers bankruptcy estate and to  establish  the amount of an allowed  claim for  Struthers  in the

WINCOM and WINCO bankruptcy estates.

     8. Among the claims  against  the  Struthers  and WINCO  estates  are those related to  debentures  issued by  Struthers  pursuant  to  Regulation-S  of the

Securities  Act of 1933, as amended  (hereafter,  the  "Debentures").  Debenture holders assert claims  against the Struthers  estate  regarding the  Debentures.

Struthers and the Debenture  holders may assert claims  against the WINCO estate regarding the Debentures  arising from WINCO's alleged  wrongful  receipt and/or dissipation  of  the  Debenture  proceeds,  under  various  theories,  including

(without  limitation)  conversion and breach of duty  (collectively,  the "WINCO

Debenture  Claims").  The  parties  specifically  agree  that the  releases  and settlements  described  herein  do not  relate to the  claims  of the  Debenture holders and/or  Struthers  against the WINCO estate  related to WINCO  Debenture

Claims, except to the limited extent set forth in paragraph 20(c) below. Without limiting  the  generality  of the  foregoing,  it is  expressly  declared by the

Debenture  holders and the Struthers Trustee that it is not their intent to, and this Motion  shall not have the effect of, (i)  releasing or  satisfying  in any respect any claims held by the Debenture holders or the Struthers estate (or any other party)  against  Nelson,  Mullins,  Riley & Scarborough,  L.L.P.,  and its

employees, agents and affiliates, or (ii) releasing or satisfying in any respect any claims held by the Debenture holders against the Struthers estate.

<PAGE EX1-5>

     9.  Among the  claims  against  the  WINCO  estate  are  those  held by the

Struthers estate related to the transaction pursuant to which Struthers acquired

100% of WINCOM's  common  stock,  and WINCO  acquired a majority  of  Struthers'

common  stock  (collectively,  the  "WINCOM  Transaction  Claims").  The parties specifically  agree that the releases  and  settlement  described  herein do not relate to the WINCOM Transaction Claims held by Struthers, except to the limited extent set forth in paragraph  20(c) below.  Without  limiting the generality of the foregoing,  it is expressly declared by the Struthers Trustee that it is not his intent  to, and this  Motion  shall not have the  effect  of,  releasing  or satisfying  in any  respect  claims held by the  Struthers  estate (or any other party)  against  BDO  Seidman,  L.L.P.  and/or  Logan  Throop  & Co.  (or  their respective  employees,  agents or  affiliates)  related in any fashion to WINCOM

Transaction Claims.

     10. The  Struthers  Trustee  believes  that the  Struthers  estate may have claims against the WINCOM and WINCO estates, exclusive of WINCO Debenture Claims and WINCOM  Transaction  Claims, in excess of $3,000,000,  based on intercompany transfers.  The  Struthers  Trustee  and the  WINCO  Trustee  believe  that  the allowance of an unsecured claim to Struthers in the amount of $3,000,000 in each of the WINCO and WINCOM bankruptcy estates (based upon the various  intercompany claims) would be reasonably close to the amount that would ultimately be allowed to Struthers if the parties  litigated the claims between the various  entities.

In the event that the WINCOM and WINCO estates are substantively consolidated as proposed herein, the Struthers estate would only have one claim in the amount of

$3,000,000. This $3,000,000 allowed claim would be treated pari passu with other

WINCOM and WINCO  unsecured  claims  and would not be subject to  subordination,

review,  disallowance or other  discrimination  in any plan of reorganization or liquidation. The Struthers Trustee will not object to separate classification of the Struthers claim in any WINCOM or WINCO plan of reorganization

<PAGE EX1-6>

     11.  Upon  approval  of this  Motion,  control of WINCOM will pass from the

Struthers  Trustee to either  (i) (if the  substantive  consolidation  requested below is approved) the WINCO Trustee, or (ii) (if the substantive  consolidation requested  below is not  approved) the WINCO  Trustee,  in his capacity as party responsible  for  discharging  the  duties of WINCOM,  as debtor in  possession.

Further,  the Struthers  estate,  on one hand,  and the WINCOM and WINCO estates

(whether or not consolidated),  on another hand, will be separately administered by different bankruptcy trustees,  all claims of the WINCOM and WINCO bankruptcy estates (whether or not consolidated) against Struthers will be released and the

WINCOM  and WINCO  estates  (whether  or not  consolidated)  will  disclaim  any interest they may have in Struthers' assets or stock.

     12. The Struthers  Trustee and the WINCO Trustee  believe that,  absent the approval of this Motion, any plan of reorganization  would be difficult,  if not impossible,  to achieve without substantial and time consuming  litigation.  The exact amount of intercompany  claims is quite possibly a calculation that cannot be made with any certainty.  The claim to be allowed herein is an estimate based upon the best information available to the parties.

     13. The risk to the creditors and shareholders of Struthers by the approval of this Motion is that the rights to certain broadcast  licenses and real estate of WINCOM shall prove to have  substantial  value that could have accrued to the benefit of Struthers. If this Motion is approved, the creditors and shareholders of Struthers will not share in this value except to the extent of its $3,000,000 unsecured claim. The Struthers  Trustee has made a preliminary  investigation of the WINCOM assets and believes  that the residual  value of the WINCOM assets is probably  nominal  and in any event  worth  less than the  $3,000,000  unsecured claim.

     14.  The risk to the  creditors  and  shareholders  of the WINCOM and WINCO estates is that, upon approval of this Motion,  they will no longer be creditors or  shareholders  of a debtor  affiliated with a publicly owned company with the theoretical  access to capital  markets now held by Struthers  and the assets of

<PAGE EX1-7>

Struthers could prove to have  substantial  value that could have accrued to the benefit  of  the  WINCO  estate.  Approval  of  this  Motion  will  result  in a cancellation  of  conversion  rights (if any) that a holder of WINCOM  preferred stock or WINCO common or preferred stock may have for Struthers  equity security interests, with no resulting claim arising from such cancellation. The Struthers

Trustee denies that any valid  conversion  rights exist as against  Struthers or its bankruptcy estate.

     15. The WINCO Trustee believes that it is in the best interest of the WINCO and WINCOM  creditors  that,  if this  Motion is  approved,  the two  estates be substantively  consolidated into WINCO and that the consolidated estate continue in a Chapter 7  proceeding  with the WINCO  Trustee  continuing  to serve as the

Chapter 7 Trustee for the  consolidated  estates.  The basis for such request is that WINCO and WINCOM were alter egos of one  another.  The evidence of an alter ego relationship can be summarized as follows:

    (i)   the entities shared the same office space and employees;

    (ii)  the entities shared the same officers and directors;

    (iii) the entities commingled their financial affairs;

    (iv)  with respect to daily management of their respective business affairs,

          corporate distinctions were ignored;

    (v)   assets of both entities were  transferred  to the other.  As a result,

          equity  mandates that these assets be  administered in a single estate for the benefit of the creditors of both estates; and

    (vi)  in large part, the creditors of one estate are creditors of the other.

Pursuant to In re: Tureaud,  45 B. R. 658 (Bankr.  N.D. Okla.  1985), this Court has  broad  general  equitable  powers  pursuant  to 11  U.S.C.  ss.105  (a)  to substantively  consolidate  the WINCOM  estate  into the WINCO  estate  when the assets and  liabilities  of the  respective  entities were dealt with as if they were held and incurred by a single entity.

     16. In connection  with the  settlement of the  Adversary  Proceeding,  the

WINCO Trustee and WINCOM will convey,  discharge,  release,  cancel and disclaim any claim or interest in the Struthers  bankruptcy estate,  including all equity security  interests.  Upon information and belief,  prior to the commencement of

<PAGE EX1-8>

the Struthers  bankruptcy case, WINCO owned approximately 54% of the outstanding common  stock of  Struthers.  Accordingly,  upon  approval  of this  Motion  and cancellation  of the  stock  position  of WINCO in  Struthers,  the  holders  of approximately  46% of the outstanding  common stock of Struthers will become the holders of 100% of the common stock of Struthers.

     17. The  Struthers  Trustee  has served as  president  of WINCOM  since the commencement of the WINCOM bankruptcy estate.  Upon approval of this Motion, the

Struthers Trustee will resign as president of WINCOM. All attorneys' fees, costs and  expenses  incurred by the  Struthers  Trustee  and his law firm,  Tomlins &

Goins,  shall  constitute  an  administrative  expense in the WINCOM estate upon approval  by  this  Court  and  shall  be  paid by  WINCOM  or the  WINCOM/WINCO consolidated  estate.  Additionally,  WINCOM shall release and hold harmless the

Struthers Trustee from his acts and activities while serving as the Director and

President of WINCOM.

     18. The Struthers  Trustee and the WINCO Trustee have  cooperated and acted in  concert  in  several  matters  since the  commencement  of their  bankruptcy estates.  Such  cooperation  shall  continue  upon  approval of this Motion.  In particular,  the  WINCO  Trustee  shall  provide  all  requested  assistance  in connection  with any  lawsuit  brought  by the  Struthers  Trustee  against  BDO

Seidman,  L.L.P.  including  (without  limitation)  the WINCO Trustee joining as party plaintiff in such lawsuit.  All value of any recovery against BDO Seidman,

L.L.P. will inure to the benefit of the Struthers bankruptcy estate.

     19. The  Struthers  Trustee and the WINCO Trustee have  investigated  their respective estates for approximately nine months. After due consideration of the matters involved herein and  consultation  with various creditor and shareholder constituencies,  the Struthers  Trustee and the WINCO Trustee  believe that this

Motion is in the best interests of their respective estates. Moreover,  approval

<PAGE EX1-9>

of this  Motion  is a  predicate  to a plan of  reorganization  presently  being negotiated by the Struthers Trustee.

     20. Upon approval of this Motion,  the WINCOM and WINCO bankruptcy  estates

(whether  or not  consolidated)  shall be  deemed to have  released  any and all claims,  rights,  interests,  liens or  encumbrances  they may have  against the

Struthers bankruptcy estate,  including all equity security interests. It is the intent of the settlement  proposed herein that, in addition to resolving certain claims that the three  referenced  bankruptcy  estates  have against each other,

certain  claims of  shareholders  against one or more of the  entities  likewise would be resolved.  By notice of the Motion to all  registered  shareholders  of

Struthers, WINCOM and WINCO, the movants would advise these "interested parties"

that the  movants are  seeking an Order from this Court that both  approves  the proposed settlement set forth in this Motion and:

     (a)  disallows  any claims that  Struthers  shareholders  and/or  Debenture holders have or may assert  against WINCOM or WINCO solely as a result of  Struthers  shareholders  holding  Struthers  stock,  or  Debenture holders holding Debentures;

     (b)  disallows  any  claims  that  WINCOM  or WINCO  shareholders  (whether holders of common or  preferred  shares)  have or may  assert  against

          Struthers; and

     (c)  declares that (i) WINCO Debenture Claims and WINCOM Transaction Claims

          are not paid, released or satisfied in any respect by this settlement;

          provided  neither  Debenture  holders nor the  Struthers  Trustee will assert WINCO Debenture Claims or WINCOM Transaction Claims against the

          WINCO estate,  but provided  further,  the  preceding  clause shall be without  prejudice  to the rights of any other party who is or becomes liable  for  payment of some or all of the WINCO  Debenture  Claims or

          WINCOM  Transaction  Claims to assert  such  claims  against the WINCO estate, (ii) the claims held by the Struthers Trustee or the Debenture

<PAGE EX1-10>

          holders  (and all other  parties)  against  any  party  not  expressly

          released  herein  (such  non-released  parties  to  include,   without

          limitation, Nelson, Mullins, Riley & Scarborough, L.L.P.; BDO Seidman,

          L.L.P.  and  Logan  Throop  & Co.  and  their  respective  agents  and affiliates)  are not paid,  released  or  satisfied  in any respect by virtue of the compromise and settlement contemplated hereby; and (iii)

          no claims held by the Debenture  holders against the Struthers  estate are  paid,  released  or  satisfied  in any  respect  by virtue of the compromise and settlement contemplated hereby.

     21. The Plaintiff in the Adversary  Proceeding  supports the  settlement of the  Adversary  Proceeding  described  herein and  approval of the Motion.  Upon approval  of this  Motion and the  consummation  of the  transactions  described herein, an appropriate  Stipulation for Dismissal will be filed in the Adversary

Proceeding.

     22. Notice of this Motion is being provided to all creditors,  shareholders and parties in interest of each of the Struthers, WINCO and WINCOM estates.

     WHEREFORE,  the Struthers Trustee, WINCO and the WINCO Trustee respectfully request that the Court approve (a) the settlement of the Adversary Proceeding on the terms set forth  herein;  (b) the  release of any claims,  rights,  liens or encumbrances  held against the Struthers  bankruptcy  estate by WINCOM or WINCO;

(c) the transfer by Struthers of all of the  outstanding  common stock of WINCOM to WINCO  and the  substantive  consolidation  of  WINCOM  into  WINCO;  (d) the cancellation of all outstanding common stock of Struthers held or owned by WINCO or WINCOM;  (e) the allowance of an unsecured  claim of Struthers in each of the consolidated  WINCOM and WINCO  bankruptcy  estates in the amount of $3,000,000;

(f) the dismissal of the Adversary Proceeding with prejudice;  (g) the agreement on  the  classification  of  the  Struthers  unsecured  claim  in  any  plan  of

reorganization   proposed   by  the  WINCO   Trustee;   (h)  the   release   and

<PAGE EX1-11>

indemnification of the Struthers Trustee for serving as the president of WINCOM;

(i) cancellation of conversion rights (if any) that any holders of WINCOM common or preferred  stock may have for Struthers  equity security  interests;  (j) the disallowance of certain claims and the declarative relief described in paragraph

20 hereof; and (k) the consummation the transactions described above.


                           Respectfully submitted,


                           /s/ Neal Tomlins
                           -----------------------------------
                               Neal Tomlins, OBA No. 10499
                               TOMLINS & GOINS
                               A Professional Corporation
                               Utica Plaza Building
                               2100 South Utica, Suite 300
                               Tulsa, Oklahoma 74114
                               (918) 747-6500

                               Chapter 11 Trustee for Struthers Industries, Inc.


                           /s/ Neal Tomlins
                           -----------------------------------
                               Neal Tomlins, OBA No. 10499

                           /s/ Ronald E. Goins
                           -----------------------------------
                               Ronald E. Goins, OBA No. 3430
                               TOMLINS & GOINS
                               A Professional Corporation
                               Utica Plaza Building
                               2100 South Utica Avenue, Suite 300
                               Tulsa, Oklahoma 74114
                               (918) 747-6500

                               Attorneys for Debtor, WINCOM Corp.
<PAGE EX1-12>
                           /s/ Patrick J. Malloy, III
                           -----------------------------------
                               Patrick J. Malloy, III, OBA No. 5647
                               Malloy & Malloy, Inc.
                               1924 S. Utica St., Suite 810
                               Tulsa, OK  74104-6515
                               (918) 747-3491

                               Chapter 7 Trustee for WINCO Corp.

<PAGE EX1/A-1>
                                   Exhibit 1/A
                                   -----------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF OKLAHOMA


IN RE:                                          )
                                                )
STRUTHERS INDUSTRIES, INC.,                     )
                                                )        Case No. 98-00882-R
                                       Debtor.  )        (Chapter 11)
                                                )
Employer's Tax Identification                   )
Number:  73-0746455                             )


                      FIRST AMENDMENT TO SETTLEMENT MOTION
                      ------------------------------------

     Struthers  Industries,  Inc., by and through its duly appointed  Chapter 11

Trustee,  WINCOM Corp.,  debtor and debtor in possession and WINCO Corp., by and through its duly  appointed  Chapter 7 Trustee  hereby  amend the "Motion to (i)

Approve  Compromise and Settlement  Between Struthers  Industries,  Inc., WINCOM

Corp. and WINCO Corp., (ii) Approve the Transfer of Stock of WINCOM Corp., (iii)

Substantively  Consolidate  WINCOM  Corp.  into WINCO  Corp.,  (iv)  Approve the

Release and Allowance of Claims,  and (v) For Other Relief" (the "Motion") filed herein on January  29,1999.  The Motion is  amended to restate  paragraph  18 as follows:

          18. The Struthers Trustee and the WINCO Trustee have cooperated and acted in concert in several matters since the commencement of their bankruptcy estates. Such cooperation shall continue upon approval of this Motion. In particular, the WINCO Trustee shall provide all requested assistance in connection with any lawsuit brought by the Struthers Trustee against BDO Seidman, L.L.P. and/or Logan Throop & Co. including (without limitation) the WINCO Trustee joining as party plaintiff in such lawsuit. All value of any recovery against BDO Seidman, L.L.P., and/or Logan Throop & Co. will inure to the benefit of the Struthers bankruptcy estate.

<PAGE EX1/A-2>

                           Respectfully submitted,


                           /s/ Neal Tomlins
                           -----------------------------------
                               Neal Tomlins, OBA No. 10499
                               TOMLINS & GOINS
                               A Professional Corporation
                               Utica Plaza Building
                               2100 South Utica, Suite 300
                               Tulsa, Oklahoma 74114
                               (918) 747-6500

                               Chapter 11 Trustee for Struthers Industries, Inc.


                           /s/ Neal Tomlins
                           -----------------------------------
                               Neal Tomlins, OBA No. 10499

                           /s/ Ronald E. Goins
                           -----------------------------------
                               Ronald E. Goins, OBA No. 3430
                               TOMLINS & GOINS
                               A Professional Corporation
                               Utica Plaza Building
                               2100 South Utica Avenue, Suite 300
                               Tulsa, Oklahoma 74114
                               (918) 747-6500

                               Attorneys for Debtor, WINCOM Corp.



                           /s/ Patrick J. Malloy
                           -----------------------------------
                               Patrick J. Malloy, III, OBA No. 5647
                               Malloy & Malloy, Inc.
                               1924 S. Utica St., Suite 810
                               Tulsa, OK  74104-6515
                               (918) 747-3491

                               Chapter 7 Trustee for WINCO Corp.

<PAGE EX2-1>
                                    Exhibit 2
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF OKLAHOMA


IN RE:                                          )
                                                )
STRUTHERS INDUSTRIES, INC.,                     )
                                                )        Case No. 98-00882-R
                                       Debtor.  )        (Chapter 11)
                                                )
Employer's Tax Identification                   )
Number:  73-0746455                             )


    ORDER APPROVING MOTION TO (i) APPROVE COMPROMISE AND SETTLEMENT BETWEEN STRUTHERS INDUSTRIES, INC., WINCOM CORP. AND WINCO CORP., (ii) APPROVE THE
TRANSFER OF STOCK OF WINCOM CORP., (iii) SUBSTANTIVELY CONSOLIDATE WINCOM CORP. INTO WINCO CORP., (iv) APPROVE THE RELEASE AND ALLOWANCE OF CLAIMS, AND (v) FOR
                                  OTHER RELIEF

     On March 4, 1999,  this Court held a hearing on the  "Motion to (i) Approve

Compromise and Settlement between Struthers  Industries,  Inc., WINCOM Corp. and

WINCO  Corp.,  (ii)  Approve  the  Transfer  of Stock  of  WINCOM  Corp.,  (iii)

Substantively  Consolidate  WINCOM  Corp.  into WINCO  Corp.,  (iv)  Approve the

Release and Allowance of Claims,  and (v) For Other Relief" filed on January 29,

1999 as amended by that certain "First Amendment to Settlement  Motion" filed on

February 4, 1999 (collectively,  the "Motion").  The Motion was filed in each of the bankruptcy cases of Struthers Industries,  Inc. ("Struthers"),  WINCOM Corp.

("WINCOM")  and WINCO  Corp.  ("WINCO").  The terms  "Struthers",  "WINCOM"  and

"WINCO" shall include such corporations and their respective  bankruptcy estates and  bankruptcy  trustees.  At such  hearing  the Court heard the  testimony  of witnesses,  was presented with exhibits,  and heard the arguments of Counsel. At the  conclusion of the hearing on March 4, 1999, the Court took the matter under

<PAGE EX2-2>

advisement.  The Court conducted a telephonic  hearing on March 5, 1999 at which time the Court approved the Motion. Accordingly,

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

     1. Notice of the Motion and the hearing on the Motion was properly given to all parties  required by the  Bankruptcy  Code and Rules and notice is proper in all respects. The Court has jurisdiction over this "core" proceeding pursuant to

28 U.S.C.  ss.ss. 157(b) and 1334, and over the parties hereto, and is empowered to enter a final order on the merits of the Motion.

     2. The Motion (as amended at the hearing on March 4, 1999) is granted.

     3. The Adversary Proceeding (as defined in the Motion) is hereby settled on the following terms and conditions:

          (a) WINCOM and WINCO shall have no claims in or against the  Struthers bankruptcy estate, and any such claims are hereby disallowed.

          (b) Struthers  shall transfer all of the  outstanding  common stock of

     WINCOM to WINCO.  Such  transfer  shall be as-is,  where-is  basis  with no warranty of title by Struthers.

          (c)  The   bankruptcy   estates   of  WINCOM   and  WINCO  are  hereby

     substantively   consolidated  into  one  bankruptcy  estate  as  the  WINCO bankruptcy case.

          (d) All of the  outstanding  common stock of  Struthers  now or at any time held or owned by WINCO or WINCOM is hereby cancelled and neither WINCO nor WINCOM  shall be deemed to own or hold any shares of  Struthers  common stock.

          (e) Struthers shall have an allowed unsecured claim in and against the

     WINCO/WINCOM consolidated estate in the amount of $3,000,000 related solely to inter-company debt claims asserted by Struthers against WINCO and WINCOM

<PAGE EX2-3>

     (the  "Struthers  Claim").  The Struthers Claim shall be treated pari passu with other unsecured claims in the  consolidated  WINCO bankruptcy case and shall  not be  subject  to  subordination,  review,  disallowance  or other discrimination in any plan of reorganization or liquidation.  The Struthers

     Claim may be separately classified in any WINCO plan of reorganization.

          (f) The Chapter 11 Trustee for  Struthers is hereby  released from any claims  arising  from his  service  as  president  of  WINCOM  and shall be indemnified  by the  consolidated  WINCO  bankruptcy  estate for any claims arising from his service as president of WINCOM.

          (g) All  conversion  rights  (if any) that  holders of WINCOM or WINCO common or preferred stock may have for Struthers equity security  interests are hereby  cancelled  and of no further  force or effect.  No claim  shall accrue in or against Struthers on account of such cancellation.

          (h) The  WINCOM  and  WINCO  bankruptcy  estates  are  deemed  to have released any and all claims, rights, interests,  liens or encumbrances they may have against  Struthers or its  bankruptcy  estate  including  (without limitation)  all assets  and equity  security  interests.  Any claims  that

     WINCOM or WINCO  shareholders  (whether  holders  of  common  or  preferred shares) have or could assert against Struthers are hereby disallowed.

          (i) WINCO  Debenture  Claims  (as  defined in the  Motion)  and WINCOM

     Transaction  Claims (as defined in the  Motion)  are not paid,  released or satisfied in any respect by approval of the Motion or this Order; provided,

     that  neither  holders of  Debentures  (as  defined in the  Motion) nor the

<PAGE EX2-4>

     Struthers Trustee will assert WINCO Debenture Claims or WINCOM  Transaction

     Claims against the consolidated  WINCO estate,  but provided  further,  the preceding  clause  shall be  without  prejudice  to the rights of any other party who is or  becomes  liable  for  payment  of some or all of the WINCO

     Debenture Claims or WINCOM Transaction Claims to assert such claims against the consolidated WINCO estate.

          (j) All  claims  held  by the  Struthers  Trustee  or the  holders  of

     Debentures (and all other parties) against any party not expressly released herein (such non-released parties to include,  without limitation,  Nelson,

     Mullins, Riley & Scarborough,  L.L.P., BDO Seidman, L.L.P. and Logan Throop

     & Co. and their respective agents and affiliates) are not paid, released or satisfied  in any  respect  by  virtue  of the  compromise  and  settlement described in the Motion and approved herein.

          (k) All attorneys' fees, costs and expenses  incurred by the Struthers

     Trustee and his law firm,  Tomlins & Goins,  on behalf of the WINCOM estate shall  constitute  an  administrative  expense  in the WINCOM  estate  upon approval  by this  Court and  shall be paid by  WINCOM or the  WINCOM/WINCO consolidated estate.

          (l) Any claims that Struthers  shareholders  and/or Debenture  holders have or may assert  against WINCOM or WINCO solely as a result of Struthers

     shareholders   holding   Struthers  stock,  or  Debenture  holders  holding

     Debentures are hereby disallowed.

          (m) No claims held by the holders of Debentures  against the Struthers bankruptcy estate are paid,  released or satisfied in any respect by virtue of the compromise and settlement contemplated hereby.

<PAGE EX2-5>

          (n) Upon consummation of the transactions described in the Motion, the

     parties  shall  submit  a  stipulation   for  dismissal  of  the  Adversary

     Proceeding, with prejudice.

          (o) The WINCO  Trustee  shall  provide  all  requested  assistance  in connection  with any lawsuit  brought by the Struthers  Trustee against BDO

     Seidman, L.L.P. including (without limitation) the WINCO Trustee joining as party  plaintiff in such  lawsuit.  All value of any  recovery  against BDO

     Seidman,  L.L.P.  will  inure to the  benefit of the  Struthers  bankruptcy estate.  The  Struthers  Claim  shall be reduced in amount by $.25 for each

     $1.00  recovered by Struthers  from Nelson,  Mullins,  Riley & Scarborough,

     L.L.P. In no event,  however,  shall the Struthers Claim be reduced to less than $1,500,000.

     4.  Struthers,  WINCOM and WINCO are hereby  authorized to  consummate  the settlement described herein and in the Motion.

     Dated this 25th day of March, 1999.


                                           /s/ DANA L. RASURE
                                           -----------------------------------
                                               DANA L. RASURE, CHIEF JUDGE
                                               UNITED STATES BANKRUPTCY COURT



<PAGE EX2-6>
Approved For Entry:


/s/ Neal Tomlins
-----------------------------------
    Neal Tomlins, OBA No. 10499
    TOMLINS & GOINS
    A Professional Corporation
    Utica Plaza Building
    2100 South Utica, Suite 300
    Tulsa, Oklahoma 74114
    (918) 747-6500

Chapter 11 Trustee for Struthers Industries, Inc.


/s/ Neal Tomlins
-----------------------------------
    Neal Tomlins, OBA No. 10499

/s/ Ronald E. Goins
-----------------------------------
    Ronald E. Goins, OBA No. 3430
    TOMLINS & GOINS
    A Professional Corporation
    Utica Plaza Building
    2100 South Utica Avenue, Suite 300
    Tulsa, Oklahoma 74114
    (918) 747-6500

Attorneys for Debtor, WINCOM Corp.





/s/ Patrick J. Malloy, III
-----------------------------------
    Patrick J. Malloy, III, OBA No. 5647
    Malloy & Malloy, Inc.
    1924 S. Utica St., Suite 810
    Tulsa, OK  74104-6515
    (918) 747-3491

Chapter 7 Trustee for WINCO Corp.

<PAGE EX2-7>

/s/ Thomas A. Creekmore
-----------------------------------
    Thomas A. Creekmore, OBA No. 2011
    Hall, Estill, Hardwick, Gable,
     Golden & Nelson
    320 South Boston, Suite 400
    Tulsa, OK  74103
    (918) 594-0400

Attorney for First Empire Corporation

<PAGE EX3-1>
                                    Exhibit 3
                                    ---------


                                  May 28, 1999


Neal Tomlins, Chapter 11 Trustee
Struthers Industries, Inc.
c/o Tomlins & Goins
2100 S. Utica Ave., Suite 300
Tulsa, OK  74114

Dear Mr. Tomlins:

     This  letter  will  serve to outline  the  intention  of Empire  Technology

Corporation  ("Empire") to propose a plan of reorganization with you and acquire common stock of Struthers  Industries,  Inc.,  debtor in bankruptcy  case number

98-00882-R ("Debtor"). The proposed transaction is summarized as follows:

     1. On March  9,  1998  Debtor  filed a  petition  under  Chapter  11 of the

Bankruptcy  Code (the "Code") with the United  States  Bankruptcy  Court for the

Northern District of Oklahoma (the "Court").

     2. Debtor is currently operating with you as Chapter 11 Trustee.

     3. It is the intention of Debtor and Empire to propose as  co-proponents  a plan of  reorganization  (the  "Plan")  for  Debtor  pursuant  to which  certain existing equity  interests in Debtor will be retained  (subject to dilution) and new equity interests in reorganized Debtor ("Reorganized Debtor") will be issued on the terms  set forth  herein to  Empire.  Pending  confirmation  of the Plan,

Empire would commit to lend up to $250,000 to Debtor's bankruptcy estate under a line of credit at a market interest rate (the "Financing").  The proceeds of the

Financing  would  be  used  to (a) pay the  pre-petition  debt of  Chase  Mellon

Shareholder Services, L.L.C. in order to bring it back on line as transfer agent for Debtor's  publicly  traded  securities;  and (b) pay certain  administrative expenses of Debtor's  bankruptcy  case (i.e.,  fees of the Examiner,  Chapter 11

<PAGE EX3-2>

Trustee, the United States Trustee and their  professionals).  The loan would be secured by a first lien on all unencumbered assets of Debtor's estate (including pending lawsuits and other causes of action), and a junior lien on all presently encumbered assets.  Further,  Empire would be granted a limited  "superpriority"

administrative expenses status, meaning that no other administrative claim could be paid ahead of Empire's loan.

     4. Consummation of the transactions  contemplated hereby will be subject to a number of conditions precedent, including (without limitation) the following:

          (a)  Negotiation and execution of a definitive  merger  agreement (the

     "Agreement")   between   Debtor  and   Empire,   including   therein   such

     representations,  warranties,  covenants and closing conditions as shall be customary in a transaction of this type;

          (b)  Completion  of the Financing to provide a $250,000 line of credit for working  capital and sufficient  funds to pay the cash  requirements on the  effective  date of the Plan,  including  administrative  and  priority claims;

          (c)  Completion  of a  thorough  due  diligence  investigation  of the business,  financial  conditions,  liabilities and prospects of the Debtor,

     which   shall  be   satisfactory   in  all   respects  to  Empire  and  its

     representatives and which shall be materially completed prior to finalizing the Agreement;

          (d)  Entry  of a final  order  by the  Court  confirming  the Plan and

     authorizing   the   transactions   contemplated   by  the  Agreement   (the

     "Confirmation  Order"),  which Plan and Confirmation Order shall be in form and substance reasonably satisfactory to Empire;

          (e) Empire's capitalization of the Reorganized Debtor on or before the

     Effective Date at a level sufficient to meet the minimum standards required for listing on the NASDAQ National Market System;

<PAGE EX3-3>

          (f)  Audit  requirements  imposed  on the  Debtor  by the SEC  through

     December 31, 1998 being acceptable to Empire, in its sole discretion;

          (g) Empire's claims against the Debtor's estate being allowed in full,

     and not subject to review,  reconsideration  or modification by the Trustee or creditors  of the estate,  nor subject to setoff or  recoupment  for any reason without Empire's consent; and

          (h) All  claims,  rights and  causes of action  against  Empire  being irrevocably  waived and released.

     5. In order to issue common stock of the surviving or successor corporation under the Plan pursuant to the Code Section 1145 exemption,  a statutory  merger of Debtor with Empire will be effected  simultaneously  with the  closing,  with

Reorganized Debtor as the surviving corporation of such merger.

     6.  Attached  hereto and made a part hereof is a term sheet (the "Plan Term

Sheet") setting forth the proposed  treatment of the various classes of Debtor's creditors in the Plan.  Empire  anticipates  that not more than $250,000 in cash will have to be paid out in connection  with the Plan to (a) pay  administrative claims,  (b) pay that portion of priority claims required to be paid on the Plan effective date, (c) pay or reinstate  miscellaneous  secured claims, and (d) pay miscellaneous transaction costs and expenses. Such Plan Term Sheet is subject to amendment and modification  during the course of the proceeding with the consent of Empire and the Trustee.

     7. The Plan shall  establish a Creditor  Trust that will hold all assets of the estate  remaining as of the effective date of the Plan  ("Effective  Date"),

including  avoidance  actions of Debtor,  stock in Liberal Hull Company and real estate located in Liberal,  Kansas, subject to liens in favor of Empire securing the  Financing  (unless  the  Financing  has been  paid or  otherwise  satisfied pursuant to the Plan).

     8. Allowed unsecured claims, including trade creditors,  will receive a pro rata distribution from the Creditor Trust after payment of all claims (including

<PAGE EX3-4>

the Financing)  secured by Creditor Trust assets.  Holders of allowed  unsecured claims  will be  offered  the  right to assign  their  ratable  interest  in the

Creditors  Trust to the  Reorganized  Debtor in exchange for common stock of the

Reorganized Debtor, at a price to be determined by the Plan.

     9. The shares of Fully Diluted  Equity  (hereafter  defined) of Reorganized

Debtor  issued  pursuant  to the Plan  shall  be  exempt  from the  registration requirements of the federal Securities Act of 1933, as amended,  pursuant to the

Section 1145 exemption of the Code.

     10. It is anticipated  that the Fully Diluted Equity of Reorganized  Debtor will be allocated approximately as follows:

          (a)  Merger  with  Empire.   Upon  consummation  of  the  contemplated

     statutory  merger,  shareholders  of Empire will  acquire  common  stock of

     Debtor. Empire shareholders will own not less than 95% of the Fully Diluted

     Equity of Reorganized Debtor on account of such merger.

          (b) Existing  shareholders.  Allowed Equity Interests (common stock of

     Debtor  held as of the  Petition  Date,  other than that held by  insiders,

     affiliates  and  others to which the  Trustee,  Empire or other  interested parties seek and obtain  disallowance or subordination) will be retained by holders  of  record  as of a record  date to be  established  by the  Plan,

     subject to a reverse split which, in the aggregate,  reduces Allowed Equity

     Interests to not more than 5% of the Fully Diluted Equity.

     11. Definition.  As used herein, the term "Fully Diluted Equity" shall mean the  aggregate  number of shares of  common  stock of  Reorganized  Debtor to be issued and outstanding on the Effective Date of the Plan, after the transactions contemplated  by the Agreement;  provided  however that the Fully Diluted Equity shall be subject to dilution after the Effective Date of the Plan.

     12.  Additional  Agreements.  In  addition  to the  foregoing,  it is  also expressly understood and agreed that:

<PAGE EX3-5>

          (a) Management of the Reorganized Debtor. As of the Effective Date and

     until the first annual meeting of the Reorganized Debtor thereafter,  it is contemplated  that  following  business and affairs of  Reorganized  Debtor shall be managed  by its board of  directors  and  officers,  comprised  as follows:

      BOARD MEMBERS:
      --------------

             Name                                            Title
             ----                                            -----

      William S. Woulfin                              Chairman of the Board

      W. Dale Smith

      Jack Canouse

      Laird Ellis

      Alan B. Thomas, Jr.

      OFFICERS:
      ---------

             Name                                            Title
             ----                                            -----

      William S. Woulfin                              Chief Executive Officer

      W. Dale Smith                                   President

      Alan B. Thomas, Jr.                             Executive Vice President

      Jack Canouse                                    Secretary

      Carol A. Dixon                                  Assistant Secretary

          From and after  such  first  annual  meeting,  members of the board of directors of Reorganized Debtor shall be elected by the shareholders, which shall in turn elect or appoint members of management.

          (b) Due  Diligence.  Empire shall use its best efforts to complete its due  diligence  within 21 days after the date of this letter of intent.  At all times through the preparation of definitive  agreements and the closing of the  transaction,  Empire,  its financing  sources and their  respective

<PAGE EX3-6>

     representatives  will be  afforded  the  opportunity  to conduct a full due diligence  investigation of the assets,  business,  financial condition and prospects of the Debtor,  and the  financial,  accounting  and  operational records of the Debtor, the results of which due diligence and investigation shall be satisfactory to Empire and its financing  sources.  Empire and its financing  sources  shall be satisfied in all respects  with the results of their due diligence investigation as contemplated hereby.

          (c) Operation of Business.  At all times prior to the date of closing,

     the business of the Debtor will be operated in the normal  course,  with no material  variations  in  historical  payment or  collection  practices  or experience,  with no incurrence of any material  obligations outside of the normal  course of business,  and with no material  adverse  change from the results of  operations  reflected in the financial  information  previously provided.

          (d) Timing.  Immediately upon execution and delivery of this letter of intent by Debtor,  Empire will  instruct  its legal  counsel to prepare the initial  draft  of the  definitive  Agreement,  Plan  and  other  ancillary documents.  Nothing in this paragraph is intended to delay  commencement of preparation  of the definitive  Agreement and Plan following  execution and delivery of this letter by Debtor.

          (e) Expenses and Fees.  Except as set forth below,  each party will be responsible  for the  payment  of its own  costs and  expenses  (including,

     without  limitation,  professional  fees of its attorneys,  accountants and other advisors) in connection with the transactions contemplated herein.

          (f) Confidentiality;  Publicity. Pending the execution and delivery of a  definitive  Agreement,  and  thereafter  as provided in such  definitive

     Agreement,  the parties shall each,  except as and to the extent  otherwise required by law or upon advice of counsel,  maintain strict confidentiality with  respect  to all  confidential  information  delivered  to such  party

<PAGE EX3-7>

     pursuant  hereto,  and with respect to the existence of  negotiations  with respect to the transactions contemplated herein. In addition, neither party shall  issue  any  press  release  or make any  other  public  announcement

     regarding  the  transactions   contemplated  herein  (except  as  otherwise

     required by law) without the prior  written  approval of the other party in each  instance,  which  approval  shall  not be  unreasonably  withheld  or delayed.

          (g)  Construction.  This letter  represents  only an expression of our mutual  intention  at this  time and shall  not be  construed  or deemed to represent an agreement or agreement to agree as to any  transaction.  It is expressly  understood  and agreed that the legal rights and  obligations of the parties shall arise only pursuant to a definitive  Agreement  regarding the  transactions  contemplated  hereby  and after  approval  by the Court.

     Certain  terms and  conditions  of the  transactions  contemplated  by this letter,  including but not limited to the allocation of equity described in this letter  remain  subject to  negotiations  with,  and the  approval of,

     persons or  entities  who have  neither  signed  this  letter nor agreed in principal to the understandings  described in this letter and whose actions are beyond the control or influence of the  undersigned.

     If the foregoing accurately reflects the substance of our understanding at this time, please so indicate by signing a copy of this letter of intent in the space provided below.

                                Very truly yours,

                                EMPIRE TECHNOLOGY CORPORATION


                                By: /s/ W. Dale Smith
                                    ---------------------------
                                        W. Dale Smith, President



<PAGE EX3-8>

Agreed and Accepted this 30th
day of June, 1999

STRUTHERS INDUSTRIES, INC.


By: /s/
    -------------------------------
         Chapter 11 Trustee

                      TERM SHEET FOR REORGANIZATION PLAN


A. LIABILITIES TO BE RESTRUCTURED

 Classes of Claims                                                Treatment
 -----------------                                                ---------
1.A. Administrative Claims (attorneys, accountants)               Cash

1.B. Administrative Claims                                        Paid in ordinary course of business
     (Post-petition trade payables)                               on customary credit terms

2.   Priority claims                                              Cash/Deferral

3.   Secured Claims                                               Assumed by Creditor Trust

4.   Unsecured claims                                             Creditor Trust

5.   Existing shareholder/ equity interests                       Reverse split